RESTRUCTURING RESERVE	12 Months Ended
Dec. 31, 2012
RESTRUCTURING RESERVE [Abstract]
RESTRUCTURING RESERVE

10.

RESTRUCTURING RESERVE

In June 2009, the Board of Directors approved an exit strategy to close the Company's New York office in order to reduce operating costs. The Company recognized aggregate restructuring charges related to the office closing in the amount of $548,090 consisting of future lease commitments and employee severance costs in the amount of $246,920 and $301,170, respectively.

The fair market value of the future lease payments was calculated based upon the amount of future rents due as of September 30, 2009 of approximately $710,000 spread over 44 payments less estimated sublease income of $10,000 per month, and discounted conservatively at 3.5%, the current prime lending rate resulting in a charge to restructuring of $246,920 in accordance with ASC 420-10-15, Exit or Disposal Cost Obligations. The lease expires on April 30, 2013.

During the year ended December 31, 2010, the Company recorded an additional restructuring charge for future rental payment due in the amount of $50,000.

Based upon a review of the reserve performed during 2012, the Company determined that the reserve was in excess of the amount required by approximately $62,000. The Company adjusted the reserve accordingly.

The following table summarizes the activity in the restructuring reserve during the three years ended December 31,:

Restructuring Reserve:

	2012	2011	2010
Balance, beginning of year	$119,184	$181,119	$123,436
Accrual adjustments	(62,000)	-	50,000
Rental payments	(187,416)	(181,091)	(176,683)
Sublease payments received	136,141	119,156	139,146
Reclassification from payables	-	-	45,220
Balance, end of year	$5,909	$119,184	$181,119